Exhibit 99.1
RIGNET INC.
2001 PERFORMANCE STOCK OPTION PLAN
ARTICLE I
PURPOSE
     The purpose of the RigNet Inc. 2001 Performance Stock Option Plan is to promote the long-term growth and profitability of the Company (as defined below) by (a) providing certain employees, directors and consultants of the Company with increased incentive to contribute to the success of the Company and (b) enabling the Company to attract, retain and reward persons of exceptional skill.
     The Options (as defined below) offered pursuant to this Plan (as defined below) are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of the employees, directors or consultants.
ARTICLE II
DEFINITIONS
     Whenever used herein, the following terms shall have the meanings set forth below:
     “Acquisition” shall mean any transaction in which substantially all of the Company’s assets are acquired or in which a Controlling Amount of the Company’s outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities not otherwise affiliated or associated with the management or shareholders of the Company as of the Date of Grant of any given Option. As used in this Plan, Acquisition includes reorganizations and other tax free transactions in which a controlling amount of the Company’s outstanding shares are exchanged or extinguished.
     “Affiliate” shall have the meaning ascribed to such term under Securities and Exchange Commission Rule 12b-2.
     “Associate” shall have the meaning described to such term under the Securities and Exchange Commission Rule 12b-2.
     “Board” or “Board of Directors” means the board of directors of the Company as constituted from time to time.
     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” shall mean a committee appointed by the Board of Directors in accordance with Article III of the Plan, if one is appointed.
     “Common Stock” shall mean the common stock, $.01 par value, of the Company.
     “Company” shall mean RigNet Inc., a Texas corporation.
     “Controlling Amount” shall mean fifty percent (50%) or more of the issued and outstanding shares of Common Stock of the Company.
     “Date of Grant” shall mean the date upon which the Board or Committee allots a specific number of Option Shares to a specific Participant under this Plan.
     “Disability” means a permanent and total disability as defined in any disability plan of the Company, or as otherwise specified in any employment or consulting agreement or, if designated by the Board, pursuant to Section 22(e)(3) of the Code.
     “Employee” means any person who is employed by the Company, or a Subsidiary and specifically includes all the officers of the Company.
     “Fair Market Value” as of a particular date, means (a) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, the last reported sales price of the Common Stock on such date, or (b) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Board, in its absolute discretion, may determine in good faith.
     “Incentive Stock Option” means an Option conforming to the requirements of Section 422 of the Code.
     “Non-Qualified Stock Option” means any Option other than an Incentive Stock Option.
     “Option” means a right or rights granted by the Board or the Committee to purchase shares of Common Stock under the Plan.
     “Option Share” means that portion of an Option granting the Participant a right to purchase one share of Common Stock.
     “Participant” means an individual to whom an Option is granted under the Plan.
     “Plan” shall mean this the RigNet Inc. 2001 Performance Stock Option Plan.

     “Subsidiary” means any corporation, partnership, or limited liability company, so long as at least eighty percent (80%) of such entity’s voting securities are owned, directly or indirectly, by the Company.
     “Unaffiliated” shall be used to describe persons or entities which do not hold the status of an Affiliate with the subject.
     “Unassociated” shall be used to describe persons or entities which do not hold the status of an Associate with the subject.
ARTICLE III
ADMINISTRATION
     Duties and Powers of Board of Directors. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board and any number of persons, if any, who are not members of the Board, to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.
     Subject to the terms, provisions and conditions of the Plan, the Board or the Committee, shall have full and final authority in its discretion to, among other things, determine (a) the persons to whom Options are to be granted, (b) the number of shares subject to Options, (c) the time or times at which Options will be granted, (d) the exercise price of shares subject to Options, (e) the time or times at which Options become exercisable and the duration of the exercise period, (f) the provisions and form of any option agreement or other instrument evidencing an Option granted under the Plan, (g) whether shares of Common Stock which are subject to Options will be subject to any restrictions on transfer after the exercise of Options, (h) such rules and regulations as the Board or the Committee may deem advisable in the administration of the Plan; and (i) the procedures and methods for construing and interpreting the Plan. Actions approved by a majority of all members of the Board or the Committee at any meeting at which a quorum is present, or actions approved in writing by all members of the Board or the Committee without a meeting, shall be valid acts of the Board or the Committee. Decisions of the Board or the Committee on all matters relating to the Plan shall be in the Board or the Committee’s sole discretion and shall be conclusive and binding on all parties, including the Company, its Shareholders, and the Participants in the Plan.
     Members of the Board or the Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of this Plan or the grant of any Options pursuant to this Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him or her.
     The foregoing notwithstanding, if in any event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from the effective date of such registration until six (6) months after the termination of such registration, any grant of Options to officers or directors shall be made only by a Committee consisting of two or more directors appointed by the Board and having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or stock plan of the Company or of any of its affiliates (as such term is defined in Rule 12b-2 under the Exchange Act), or has been eligible to do so at any time within the preceding year, except as may be permitted under Rule 16b-3 under the Exchange Act and Section 162(m) of the Code and the regulations promulgated thereunder. Any Committee administering the Plan with respect to grants to officers who are not also directors shall conform to the requirements of the preceding sentence. Once appointed, the Committee shall continue to serve until otherwise directed by the Board.
ARTICLE IV
SHARES AVAILABLE FOR THE PLAN
     The maximum number of shares of Common Stock which may be issued pursuant to the exercise of Options under the Plan shall be Five Hundred Eighty One Thousand Five Hundred Seventy (581,570) shares.
     The shares of Common Stock to be delivered upon the exercise of Options under this Plan shall be made available either from the authorized but unissued shares of Common Stock or from shares of Common Stock held by the Company as treasury shares. Shares tendered by a Participant as payment for shares issued upon exercise of a Non-Qualified Stock Option, Incentive Stock Option, or for withholding purposes shall not be available for issuance under the Plan. Any shares of Common Stock subject to a Non-Qualified Stock Option or Incentive Stock Option which for any reason is terminated, canceled or expired shall again be available for issuance under the Plan.

ARTICLE V
PARTICIPATION
     Participation in the Plan shall be limited to those employees, directors and consultants of the Company and its Subsidiaries who are believed by the Board or the Committee to be in a position to make a substantial contribution to the success of the Company. Notwithstanding the above, persons who are not employees of the Company at the time the Option is granted shall not be eligible to receive Incentive Stock Options.
     Options may be granted to such persons and for such number of shares as the Board or the Committee shall determine. The grant of any type of Option hereunder in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such persons in that year or in any subsequent year.
ARTICLE VI
NON-QUALIFIED AND INCENTIVE STOCK OPTIONS
     Subject to the provisions hereof, the Board or the Committee may from time to time grant Incentive Stock Options, Non-Qualified Stock Options, or any combination thereof to persons eligible to participate in the Plan. Each Option shall be evidenced by a written option agreement, signed by an authorized officer of the Company, which shall contain such terms and conditions not inconsistent with the Plan as the Board or the Committee shall determine. A Participant shall have no right to exercise any portion of his or her Option or to receive any consideration thereunder until such time as the related option agreement has been executed by such Participant. All Incentive Stock Option agreements shall be in the form attached hereto as Exhibit A. All Non-Qualified Stock Option agreements shall be in the form attached hereto as Exhibit B. In the event any option agreement is inconsistent with the Plan, the terms of the Plan shall govern the issue in question.
     Option Price. The exercise price per share for each Option Share shall be set by the Board or the Committee; provided, however, in the case of Incentive Stock Options such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock as of the date the Option is granted. Furthermore if an Incentive Stock Option is to be issued to an individual holding a ten percent (10%) or greater interest in the Company such exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock as of the date the Option is granted.
     Option Vesting. All Options granted under this Plan shall vest in equal quarterly portions over a four year term, such that two years after the Grant Date fifty percent (50%) of the shares subject to the Option shall be vested.

     Exercise of Options. Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant’s legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant as provided in this Article VI. Subject to the relevant provisions and limitations contained herein and in the relevant Participant’s Option Agreement, a Participant may exercise the Option to purchase some or all of his or her vested and exercisable Option Shares. Options shall be exercised by delivery to the Corporate Secretary of the Company at the Company’s principal place of business a signed option exercise notification and subscription agreement in the form attached hereto as Exhibit C, specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such shares. Payment may be made in the form of (a) cash, certified check or other immediately available funds for the aggregate exercise price for such shares of Common Stock, (b) the exchange of a number of shares of Common Stock previously, or which would otherwise be simultaneously acquired by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate exercise price of such shares of Common Stock, accompanied by executed stock powers and any other documents of transfer requested by the Board or the Committee, or (c) a combination of (a) and (b). No fractional shares may be issued or accepted by the Company with respect to the exercise of an Option or any portion thereof. Options may be exercisable in installments, i.e. Participants shall be allowed to exercise less than all exercisable Option Shares on any given date subject to the terms of this Plan and their individual option agreements.
     Modification of Options; Cancellations and Regrants. If the Board or the Committee determines that it is advisable and in the best interest of the Company, the Board or the Committee may, within the limitations of this Plan, modify, extend or renew outstanding Options and it may solicit and accept written offers from Participants to terminate previously granted Options which remain unexercised (“Original Options”), and grant a like number of new Options (“Substitute Options”) to such Participants upon surrender of such Original Options, regardless of whether the vesting schedules or exercise prices of the Substitute Options are the same as or different from the Original Options being surrendered. Such offers to terminate shall be pursuant to and in accordance with such rules and regulations as the Board or the Committee may from time to time establish, subject to the terms and conditions of, and within the limitations set forth herein. A modification of an Option in accordance with this section shall not alter or impair the rights or obligations under the Option without the affected Participant’s consent. Without limitation as to other events which may also constitute a regrant any modification of an Option which has the effect of reducing the exercise price of the Option shall be treated as the cancellation of one Option and a grant of a new Option for purposes of Article IV.
     Form of Option. Each option agreement shall specify whether the Option evidenced by such option agreement is an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding such designation, in the event an Option which is designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option under Section 422 of the Code, then such Option shall be deemed to be a Non-Qualified Stock Option. Any Option which is not designated by the Board or the Committee as an Incentive Stock Option shall be a Non-Qualified Stock Option.
     Option Term. The term of an Option shall be set by the Board or the Committee provided, however, that no such term shall exceed a reasonable time period, and provided further that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the Date of Grant of the Incentive Stock Option. The last day of the term of the Option shall be the Option’s expiration date.
     All rights to purchase shares pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Board or the Committee. The Board or the Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirement as may be designated by the Board or the Committee.
     Restrictions on Transfer. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution of the state or county of the Participant’s domicile at the time of his or her death or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and the rules promulgated thereunder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Shares delivered upon exercise of an Option shall be subject to such resale restrictions as may be provided by the Board or the Committee in either the option agreement or the option exercise notification and subscription agreement pertaining to such Option, and as may otherwise appear in the bylaws of the Company.
     Provisions Applicable to Ten Percent (10%) Shareholders. Notwithstanding any other provision of this Plan, no Incentive Stock Option shall be granted under this Plan to a person who, at the time the Option is granted, is the owner of more than ten (10%) percent of the total combined voting power of all classes of stock of the Company, unless at the time such Option is granted, the exercise price is at least one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock subject to the Option, and such Option by its terms is not exercisable more than five (5) years after the date it is granted.
     Limitations on Grants. If required by the Code at the time of grant, to the extent that the aggregate Fair Market Value of all shares of Common Stock (determined as of the grant date) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. The foregoing sentence shall be applied by taking Incentive Stock

Options into account in the order in which they were granted.
Termination of Employment.
     (a) Change of Employment Status. Except as otherwise provided for in the individual option agreements no Option shall be affected by any change of duties or position of a Participant (including transfer to or from a Subsidiary) so long as such Participant continues to be an employee, director or consultant of the Company or a Subsidiary. Nothing in this Plan or in any Option granted hereunder shall confer upon any Participant any right to continue in the employ of, or to provide consulting services to, the Company or any Subsidiary, and the Company’s right to terminate the employment or consulting relationship of a Participant at any time for any reason shall not be diminished or affected because an Option was granted to the Participant.
     (b) Termination other than Because of Death or Disability. If a Participant who is an employee or a director of the Company or a Subsidiary ceases to be an employee or director (as the case may be) for any reason, other than by reason of the death or Disability of the Participant, then all Options held by such Participant which are not exercisable when the Participant ceases to be an employee or director (as the case may be) shall immediately terminate. All Options which are exercisable when the Participant ceases to be an employee or director (as the case may be) must be exercised prior to the earlier of (i) the expiration date of the option period of the exercisable Options, or (ii) unless otherwise provided for in the option agreement the date occurring three (3) months after the date on which the Participant ceases to be an employee or director (as the case may be) of the Company or a Subsidiary. Such Options shall terminate to the extent they are not timely exercised during such period.
     (c) Termination Because of Death or Disability. If a Participant dies or suffers a Disability while he or she is an employee or director of the Company or a Subsidiary, Options which are exercisable on the date of death or Disability of such Participant may be exercised by the Participant, by his or her personal representative or other lawful successor to the extent that such Options could have been exercised by the deceased or disabled Participant immediately prior to his or her death or Disability. Such Options must be exercised prior to the earlier of (i) the expiration date of the option period of the subject Options, or (ii) the date occurring twelve (12) months after the date of the Participant’s death. Such Options shall terminate to the extent they are not timely exercised during such period.
     (d) Termination With Respect to Other Participant. With respect to Participants who are not employees or directors of the Company or any Subsidiary, the conditions on which Options are exercisable and the determination of the exercise period for any such Options shall be specified in the option agreement pertaining to such Options.
     (e) Non-Qualified Exercise. Notwithstanding anything above to the contrary, the

Board or the Committee may in its discretion vary the date on which an Option would otherwise terminate pursuant to this Article VI, provided that such variation shall be specified in the option agreement pertaining to such Options. A variation from the date an Option must terminate as described in clause (b) of this Article VI, may, however, cause an Incentive Stock Option to fail to qualify for the tax treatment available pursuant to Section 422 of the Code upon the exercise of Incentive Stock Option.
ARTICLE VII
WITHHOLDING TAXES
     The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for shares of Common Stock issued hereunder, that the Participant pay to the Company, in cash, tender a certified check, or provide other immediately available funds sufficient to cover any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or any delivery of any shares of Common Stock upon exercise of an Option. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or to the delivery of any shares of Common Stock upon exercise of an Option under the Plan.
     Subject to Board or Committee approval, a Participant may elect to deliver shares of Common Stock (or have the Company withhold shares of Common Stock acquired upon exercise of an Option) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with a grant under the Plan. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The withholding tax obligation that may be paid by the withholding or the delivery of shares of Common Stock may not exceed the Company’s minimum federal, state and local income tax withholding obligations in connection with the grant or exercise. The Fair Market Value of the shares of Common Stock to be withheld or delivered will be the Fair Market Value on the date last preceding the date the amount of tax to be withheld is to be paid to the applicable governmental authority.

ARTICLE VIII
CHANGES IN CAPITAL STRUCTURE,
REORGANIZATIONS, MERGER, ETC.
     Company’s Power to Change Structure, Reorganize, Merge, Etc. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to declare or distribute any stock dividend or to make or authorize any recapitalization, reorganization, merger, split-up, combination or other change in the Company’s capital structure or its business, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise. Except as expressly provided herein, no such corporate act or the issuance of securities by the Company shall affect any Options outstanding under the Plan.
     Adjustment of Shares. In the event the outstanding Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares subject to then outstanding and unexercised Options, so that the proportionate interest of the Participants before and after the occurrence of the event is maintained. In addition the Board may make any further adjustment as may be appropriate to the maximum number of shares of Common Stock subject to the Plan, the maximum number of shares of Common Stock on which Options may be granted to any Participant, and the number of shares of Common Stock and price per share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options. The Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any adjustments made by the Board of Directors shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder anything other than an Incentive Stock Option for purposes of Section 422 of the Code.
     Acquisition. In the event that an Acquisition occurs with respect to the Company, the Board shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the respective Participant of an amount equal to a reasonable estimate of an amount (hereinafter the “Spread”) equal to the difference between the net amount per share of Common Stock payable in the Acquisition, or as a result of the Acquisition, less the exercise price per share of the to be cancelled Option Shares. The Board need not treat exercisable and nonexercisable Options in the same manner, need not treat all Participants in the same manner, and may further treat any Participant in a different manner as to separate Options held by him or her. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. Regardless of whether an Option is cancelled or terminated pursuant to another provision of this Plan the Company will in no case be obligated to make any cancellation payment but for its election to do so under this paragraph.
     In cases where the Acquisition consists of the acquisition of all or substantially all of the assets of the Company, the net amount per share of Common Stock shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed. In cases in which the Acquisition consist of share purchases by persons or entities Unaffiliated or Unassociated with the management and shareholders of the Company as constituted on the Grant Date the net amount per share of Common Stock shall equal the per share Common Stock price paid on the purchase which put such person, persons, entity, entities, or group in Control of the Company. Any payments to be made upon cancellation shall not become due until 30 days after the date of such cancellation. If the Company does not exercise its Option under this Section the remaining provisions of this Article VIII shall apply.
     Merger or Consolidation. Subject to any required action by its shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled in such merger or consolidation.
     Other Transactions. A dissolution or a liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate, subject to any obligation of the Company to make a payment upon cancellation as provided for above, as of the effective date of such dissolution, liquidation, merger or consolidation, unless the surviving corporation in a merger or consolidation will tender to such Participant an Option (the “Substitute Option”) to purchase its shares on terms and conditions both as to number of shares of Common Stock and otherwise, which will substantially preserve to such Participant the rights and benefits of the Options outstanding hereunder granted by the Company. The Board shall have absolute and uncontrolled discretion to determine whether the tendered Substitute Option will substantially preserve to each Participant the rights and benefits of the Options outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Section 424(a) of the Code. However, Participants holding vested and exercisable Options may exercise such Options as of the date of the closing of such transaction in accordance with the terms of their respective option agreements, provided that they provide the Company with notice of their intent to do so, specifying the number of shares to be purchased, at least five (5) days prior to the close of the transaction which will effectuate the Acquisition.

ARTICLE IX
COMPLIANCE WITH LAW AND
APPROVAL OF REGULATORY BODIES
     Notwithstanding any other provision of the Plan or of any option agreement, the Company shall be under no obligation and shall not issue shares of Common Stock or, in the case of treasury shares, transfer shares of Common Stock under the Plan, except in compliance with all applicable federal and state laws and regulations and in compliance with rules of any stock exchanges or listing organizations with which the Company’s shares of Common Stock may be listed. The determination as to whether the issuance or transfer of shares of Common Stock under the Plan is in compliance with applicable federal and state laws and regulations and rules of stock exchanges and listing organizations shall be made solely by the Board.
     Use of Restrictive Legends. Any certificate issued to evidence shares issued upon the exercise of an Option may bear such legends and statements as the Board or the Committee shall deem advisable to assure compliance with federal and state laws and regulations. In addition the shares of Common Stock issued upon exercise of any Option may bear a legend stating that the shares are subject to the terms of a shareholder agreement, which agreement may restrict the transfer of the shares.
     Representation of Investment Intent. Any Participant receiving an Option and any Participant or other person exercising an Option may be required by the Board or the Committee to give a written representation that the Option and the shares subject to the Option will be acquired for investment and not with a view to public distribution; provided, however, that the Board, in its sole discretion, may release any person receiving an Option from any such representations either prior to or subsequent to the exercise of an Option granted pursuant to the Plan.
     Representation of Ownership. In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance or by reason of the death or Disability of a Participant, the Board or the Committee may require reasonable evidence as to the ownership of such Option or the authority of such person and may require such consents and releases of taxing authorities as the Board or the Committee may deem advisable.
     Compliance with Laws. This Plan, the granting and vesting of Options under this Plan, the issuance and delivery of shares of Common Stock, and the payment of money under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and the Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
ARTICLE X
SHAREHOLDER RIGHTS
     Rights as Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any shares of Common Stock covered by the Option until the date a stock certificate is issued to him or her after the exercise of the Option. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.
     Shareholder Agreement. As a condition to the grant of an Option the Board or the Committee may require the Participant to become a party to a shareholder agreement by and among the Company, certain or all of its shareholders and the Participant. Such shareholder agreement may contain certain restrictions and limitations on the transfer, assignment or disposition of shares of Common Stock. When applicable, each share of Common Stock issued upon exercise of any Option shall bear a legend stating that such shares of Common Stock are subject to the terms of a shareholder agreement, which agreement restricts the transfer of the shares of Common Stock.
ARTICLE XI
AMENDMENT, SUSPENSION OR TERMINATION OF PLAN
     The Board may at any time terminate or from time to time amend or suspend the Plan; provided, however, that (a) no such amendment shall alter or impair any of the rights or obligations under any Option theretofore granted to a Participant under the Plan without the consent of the affected Participant, and (b) no amendment shall become effective without prior approval of the shareholders of the Company if such approval would be required for continued compliance with Section 422 of the Code. Notwithstanding the foregoing, the Board may not, without further approval of the shareholders of the Company, amend the Plan to:
     (i) increase the total number of shares of Common Stock which may be made the subject of an Option to be granted under the Plan, either in the aggregate or to an individual Participant, except as provided in Article VIII hereof;
     (ii) change the manner of determination of the exercise price;

     (iii) extend the maximum period during which Options may be granted or exercised;
     (iv) materially modify the requirements as to eligibility for participation in the Plan; or
     (v) materially increase the benefits accruing to Participants under the Plan.
ARTICLE XII
MISCELLANEOUS
     Use of Proceeds. The proceeds of the sale of the shares of Common Stock subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.
     Governing Law. The Plan, such Options as may be granted thereunder, and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Colorado, without giving effect to the conflicts of law principles thereof.
     Partial Invalidity. The invalidity or illegality of any provision herein shall not be deemed to effect the validity of any other provision.
     Approval by Shareholders. The Plan has been approved by the Board of Directors and is subject to approval by the affirmative vote of a majority of the shareholders present, or represented, and entitled to vote thereon at the meeting of the shareholders at which the Plan is submitted.
     Effective Date. The Plan shall become effective on October 15, 2001 (the “Effective Date”); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company either before or within twelve (12) months after the Effective Date, the Plan and any Options granted thereunder shall terminate.

Exhibit A
RIGNET INC.
OPTION AGREEMENT
(INCENTIVE STOCK OPTION)
     THIS OPTION AGREEMENT (the “Agreement”), made and entered into as of  ____________, _____ (the “Grant Date”) by and between RigNet Inc. (the “Company”) and ____________, (the “Participant”) (together, the “Parties”),
WITNESSETH THAT:
     WHEREAS, on _______, the Board of Directors of the Company adopted the RigNet Inc. 2001 Performance Stock Option Plan (the “Plan”) under which certain employees, directors, and consultants of the Company and its Subsidiaries may receive options to purchase shares of the Common Stock of the Company; and
     WHEREAS, the Plan provides for the issuance of incentive stock options (“ISOs”) and non-qualified stock options (“NSOs”), and the Participant has been selected to receive an ISO pursuant to the Plan; and
     WHEREAS, the Participant is desirous of obtaining the ISO described hereafter on the terms and conditions herein contained.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the Parties hereto agree as follows (terms not otherwise defined herein shall have the meanings assigned to them in the Plan):
     1. Grant of Option. The Company hereby grants to the Participant on the terms and conditions set forth herein and in the Plan as a matter of separate inducement and not in lieu of any salary or other compensation for services, the right and option (the “Option”) to purchase all or any part of an aggregate of ___________ (_______) shares of the Company’s authorized $.01 par value Common Stock (the “Option Shares”) at a purchase price of ___________, ($_______) per share. The Option is intended to be an Incentive Stock Option, as defined in the Plan.
     2. Vesting and Exercise. Subject to the provisions and limitations of the Plan, the Participant may exercise the Option to purchase some or all of the Option Shares as follows:
     (a) For purposes of this Agreement, the Option Shares shall be deemed “Nonvested Option Shares” unless they have become “Vested Option Shares” pursuant to the following schedule. The Option Shares shall become Vested Option Shares as follows:

Dates Number of “Vested” Shares
In other words, if the Participant does not exercise the Option in any one year for the full number of Vested Option Shares to which the Participant is entitled, the rights shall be cumulative and the Participant may exercise the Option for such Vested Option Shares in any subsequent year during the term of the Option.
     (b) In addition, the Board of Directors may accelerate from time to time, in whole or in part, the vesting schedule set forth in paragraph (a) above.
     (c) Subject to the relevant provisions and limitations contained herein and in the Plan, the Participant may exercise the Option to purchase some or all of the Vested Option Shares at any time after the vesting thereof. However, at a minimum the Participant must exercise his or her Option in lots of one hundred (100) or more Option Shares. In no event shall the Participant be entitled to exercise the Option for Nonvested Option Shares or for a fraction of a Vested Option Share.
     (d) The unexercised portion of the Option, if any, will automatically and without notice terminate and become null and void on [no later than Grant Date + 10 years]. If, however, the Participant’s employment with the Company or any Subsidiary of the Company terminates before such date, this Option will terminate on the applicable date as described in Section 4 below.
     (e) Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant’s legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant as provided in this Article VI of the Plan. Options shall be exercised by delivery to the Corporate Secretary of the Company at the Company’s principal place of business a signed option exercise notification and subscription agreement in the form attached hereto, or as may be otherwise required by the Board, specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such shares. Payment may be made in the form of (a) cash, certified check or other immediately available funds for the aggregate exercise price for such shares of Common Stock, (b) the exchange of a number of shares of Common Stock previously, or which might otherwise be simultaneously, acquired by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate exercise price of such shares, and accompanied by executed stock powers and any other documents of transfer requested by the Board or the Committee, or (c) a combination of (a) and (b). Payment may be made in the form of cash, certified check or other immediately available funds for the aggregate exercise price for such shares of Common Stock. No fractional shares may be issued or accepted by the Company with respect to the exercise of an Option. No shares shall be issued until full payment has been made and the Participant has executed the Option Exercise Notification and Subscription Agreement, attached hereto, the provisions and conditions of which are hereby incorporated in this Agreement.
     (f) Except as provided in Section 4 of this Agreement, the Option may not be exercised unless at the time of such exercise the Participant is employed by the Company or a Subsidiary of the Company and has been so employed continuously since the date the Option was granted.
     (g) Upon notification of the amount due (if any), the Participant shall pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements. If additional withholding becomes required beyond any amount deposited before delivery of the certificates, the Participant shall pay such amount to the Company on demand. If the Participant fails to pay the amount demanded, the Company shall have the right to withhold that amount from other amounts payable by the Company to the Participant, including salary, subject to applicable law.
     3. Restrictions on Transfer. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution of the state or county of the Participant’s domicile at the time of his or her death or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and the rules promulgated thereunder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Shares delivered upon exercise of an Option shall be subject to such resale restrictions as are set forth in the Option Exercise Notification and Subscription Agreement, and as may otherwise appear in the bylaws of the Company.
     4. Termination of Employment. Upon the termination of the Participant’s employment with the Company or any Subsidiary thereof, the Option shall, to the extent not previously exercised, automatically and immediately terminate and become null and void, provided that:
     (a) Termination Other Than Because of Death or Disability. If an

Participant who is an employee or a director of the Company or a Subsidiary ceases to be an employee or director (as the case may be) for any reason, other than by reason of the death or Disability of the Participant, then all Options on Option Shares which are Nonvested Option Shares as of the date when the Participant ceases to be an employee or director (as the case may be) shall immediately terminate. All Options on Option Shares which are Vested Option Shares as of the date when the Participant ceases to be an employee or director (as the case may be) must be exercised prior to the earlier of (i) the expiration date of the option period of the exercisable Options, or (ii) the date occurring three (3) months after the date on which the Participant ceases to be an employee of the Company or a Subsidiary. Such Options shall terminate to the extent they are not timely exercised during such period.
     (b) Termination Because of Death of Disability. If an Participant dies or suffers a Disability while he or she is an employee or director of the Company or a Subsidiary, Options on Option Shares which have become Vested Option Shares as of the date of death or Disability of such Participant may be exercised by the Participant, by his or her personal representative or by his or her other lawful successor to the extent that such Options could have been exercised by the deceased or disabled Participant immediately prior to his or her death or Disability. Such Options must be exercised prior to the earlier of (i) the expiration date of the option period of the subject Options, or (ii) the date occurring twelve (12) months after the date of the Participant’s termination. Such Options shall terminate to the extent they are not timely exercised during such period.
     5. Registration. Unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the issuance of the Option Shares and, if required, there is available for delivery a prospectus meeting the requirements of Section (10)(a)(3) of the Securities Act the Participant will, upon the exercise of the Option (i) represent and warrant in writing to the Corporate Secretary of the Company that the Option Shares then being purchased pursuant to the Option are being acquired for the Participant’s own account, for investment only and not with a view to the resale or distribution thereof, (ii) acknowledge and confirm that the Option Shares purchased may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration, and (iii) execute and deliver to the Corporate Secretary an executed Option Exercise Notification and Subscription Agreement, in the form attached hereto.
     6. Changes in Capital Structure. In the event the outstanding Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares subject to this Agreement, so that the proportionate interest of the Participant before and after the occurrence of the event is maintained. The Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any adjustments made by the Board of Directors shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder anything other than an incentive stock option for purposes of Section 422 of the Code.
     7. Effect of Acquisition, Reorganization, or Liquidation.
     (a) Acquisition. In the event that an Acquisition occurs with respect to the Company, the Board shall have the option, but not the obligation, to cancel some or all of the Options outstanding as of the effective date of Acquisition, whether or not such Options relate to Vested or Nonvested Option Shares, in return for payment to the Participant of an amount equal to a reasonable estimate of an amount (hereinafter the “Spread”) equal to the difference between the net amount per share of Common Stock payable in the Acquisition, or as a result of the Acquisition, less the aggregate exercise price per share of the to be cancelled Option Shares. The Board need not treat Options on Vested and Nonvested Option Shares in the same manner, and need not exercise its cancellation option on all or any Option Shares. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. Regardless of whether an Option is cancelled or terminated pursuant to another provision of this Agreement the Company will in no case be obligated to make any cancellation payment but for its election to do so under this paragraph.
     In cases where the Acquisition consists of the acquisition of all or substantially all of the assets of the Company, the net amount per share of Common Stock shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed. In cases in which the Acquisition consist of share purchases by persons or entities Unaffiliated or Unassociated with the management and shareholders of the Company as constituted on the Grant Date the net amount per share of Common Stock shall equal the per share Common Stock price paid on the purchase which put such person, persons, entity, entities, or group in Control of the Company. Any payments to be made upon cancellation shall not become due until thirty (30) days after the date of such cancellation. If the Company does not exercise its option under this section the remaining provisions of this Section 7 shall apply.
     (b) Merger or Consolidation. Subject to any required action by its shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled in such merger or consolidation.
     (c) Other Transactions. A dissolution or a liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation, unless the surviving corporation in a merger or consolidation will tender to such Participant an Option (the “Substitute Option”) to purchase its shares on terms and conditions both as to number of shares of Common Stock and otherwise, which will substantially preserve to such Participant the rights and benefits of the Options outstanding hereunder granted by the Company. The Board shall have absolute and uncontrolled discretion to determine whether the tendered Substitute Option will substantially preserve the rights and benefits of the Options outstanding hereunder. In any event, any Substitute Option shall comply with the requirements of Section 424(a) of the Code. However, Participants holding vested and exercisable Options may exercise such Options as of the date of the closing of such transaction in accordance with the terms of their respective option agreements, so long as they provide the Company with notice of their intent to do so, specifying the number of shares to be purchased, at least five (5) days prior to the close of the transaction which will effectuate the Acquisition.
     8. Miscellaneous.
     (a) The terms, conditions, and definitions contained in the Plan, as it may be amended from time to time, are incorporated into and made part of this Agreement by reference, as if the same were set forth herein in full, and all provisions of the Option are made subject to any and all terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.
     (b) This Agreement is not a contract of employment and the terms of the Participant’s employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company or on any Subsidiary thereof to continue the Participant’s employment, and it shall not impose any obligation on the Participant’s part to remain in the employ of the Company or of any Subsidiary.
     (c) The Participant shall have no rights as a shareholder with respect to the shares of Common Stock which may be purchased pursuant to the Option until such shares are issued to the Participant. The issuance of Option Shares shall confer no retroactive right to dividends.
     (d) The Plan has been approved by the Board of Directors of the Company,

and was also approved in accordance with its requirements by the shareholders of the Company on or about ______________________, ____.
     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above-written.

RigNet Inc.		PARTICIPANT:

By:

Name:

Title:

Signature of Participant

Name of Participant
Please Print Address for Notice
Purposes:

5745-7/152799

Exhibit B
RIGNET INC.
OPTION AGREEMENT
(NON-QUALIFIED STOCK OPTION)
     THIS OPTION AGREEMENT (the “Agreement”), made and entered into as of _______________, ____ (the “Grant Date”) by and between RigNet Inc. (the “Company”) and ___________________ (the “Participant”) (together, the “Parties”),
WITNESSETH THAT:
     WHEREAS, on ______________, 2001, the Board of Directors of the Company adopted the RigNet 2001 Performance Stock Option Plan (the “Plan”) under which certain employees, directors and consultants of the Company and its Subsidiaries may receive options to purchase shares of the Common Stock of the Company; and
     WHEREAS, the Plan provides for the issuance of incentive stock options (“ISOs”) and non-qualified stock options (“NSOs”), and the Participant has been selected to receive an NSO pursuant to the Plan; and
     WHEREAS, the Participant is desirous of obtaining the NSO described hereafter on the terms and conditions herein contained;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the Parties hereto agree as follows (terms not otherwise defined herein shall have the meanings assigned to them in the Plan):
     1. Grant of Option. The Company hereby grants to the Participant on the terms and conditions set forth herein and in the Plan as a matter of separate inducement and not in lieu of any salary or other compensation for services, the right and option (the “Option”) to purchase all or any part of an aggregate of ____________ (______) shares of the Company’s authorized $.01 par value Common Stock (the “Option Shares”) at a purchase price of ____________, ($_______) per share.
     2. Vesting and Exercise. Subject to the provisions and limitations of the Plan, the Participant may exercise the Option to purchase some or all of the Option Shares as follows:
     (a) For purposes of this Agreement, the Option Shares shall be deemed “Nonvested Option Shares” unless they have become “Vested Option Shares” pursuant to the following schedule. The Option Shares shall become Vested Option Shares as follows:

Dates Number of “Vested” Shares
In other words, if the Participant does not exercise the Option in any one year for the full number of Vested Option Shares to which the Participant is entitled, the rights shall be cumulative and the Participant may exercise the Option for such Vested Option Shares in any subsequent year during the term of the Option.
     (b) In addition, the Board of Directors may accelerate from time to time, in whole or in part, the vesting schedule set forth in paragraph (a) above.
     (c) Subject to the relevant provisions and limitations contained herein and in the Plan, the Participant may exercise the Option to purchase some or all of the Vested Option Shares at any time after the vesting thereof. However, at a minimum the Participant must exercise his or her Option in lots of one hundred (100) or more Option Shares. In no event shall the Participant be entitled to exercise the Option for Nonvested Option Shares or for a fraction of a Vested Option Share.
     (d) The unexercised portion of the Option, if any, will automatically and without notice terminate and become null and void at on _______. If, however, the Participant’s employment with the Company or any Subsidiary of the Company terminates before such termination date, or if the Participant’s service as a director or consultant, as the case may be, terminates before such termination date, this Option will terminate on the applicable date as described in section 4 below.
     (e) Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant’s legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant as provided in this Article VI of the Plan. Options shall be exercised by delivery to the Corporate Secretary of the Company at the Company’s principal place of business a signed option exercise notification and subscription agreement in the form attached hereto, or as may be otherwise required by the Board, specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such shares. Payment may be made in the form of (a) cash, certified check or other immediately available funds for the aggregate exercise price for such shares of Common Stock, (b) the exchange of a number of shares of Common Stock previously, or which might otherwise be simultaneously, acquired by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate exercise price of such shares, and accompanied by executed stock powers and any other documents of transfer requested by the Board or the Committee, or (c) a combination of (a) and (b). No fractional shares may be issued or accepted by the

Company with respect to the exercise of an Option. No shares shall be issued until full payment has been made and the Participant has executed the Option Exercise Notification and Subscription Agreement, attached hereto, the provisions and conditions of which are hereby incorporated in this Agreement.
     (f) Upon notification of the amount due (if any), the Participant shall pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements. If additional withholding becomes required beyond any amount deposited before delivery of the certificates, the Participant shall pay such amount to the Company on demand. If the Participant fails to pay the amount demanded, the Company shall have the right to withhold that amount from other amounts payable by the Company to the Participant, including salary, subject to applicable law.
     3. Restrictions on Transfer. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution of the state or county of the Participant’s domicile at the time of his or her death or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and the rules promulgated thereunder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Shares delivered upon exercise of an Option shall be subject to such resale restrictions as are set forth in the Option Exercise Notification and Subscription Agreement, and as may otherwise appear in the bylaws of the Company.
     4. Termination of Employment. Upon the termination of the Participant’s employment with the Company or any Subsidiary thereof or upon termination of the Participant’s service as a director or consultant, as the case may be, the Option shall to the extent not previously exercised, automatically, and immediately terminate and become null and void, provided that:
     (a) Termination Other Than Because of Death or Disability. If an Participant who is an employee, director or consultant of the Company or any Subsidiary ceases to be an employee, director or consultant, as the case may be, for any reason, other than by reason of the death or Disability of the Participant, then all Options on Option Shares which are Nonvested Option Shares as of the date when the Participant ceases to be an employee, director or consultant, as the case may be, shall terminate. All Options on Option Shares which are Vested Option Shares as of the date when the Participant ceases to be an employee, director or consultant, as the case may be, must be exercised prior to the earlier of (i) the expiration date of the option period of the exercisable Options, or (ii) the date occurring three (3) months after the date on which the Participant ceases to be an employee, director or consultant, as the case may be, of the Company or a Subsidiary. Such Options shall terminate to the extent they are not timely exercised during such period.
     (b) Termination Because of Death of Disability. If an Participant dies or suffers a Disability while he or she is an employee or director of the Company or a Subsidiary, Options on Option Shares which have become Vested Option Shares as of the date of death or Disability of such Participant may be exercised by the Participant, by his or her personal representative or by his or her other lawful successor to the extent that such Options could have been exercised by the deceased or disabled Participant immediately prior to his or her death or Disability. Such Options must be exercised prior to the earlier of (i) the expiration date of the option period of the subject Options, or (ii) the date occurring twelve (12) months after the date of the Participant’s death or Disability. Such Options shall terminate to the extent they are not timely exercised during such period.
     5. Registration. Unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the issuance of the Option Shares and, if required, there is available for delivery a prospectus meeting the requirements of Section (10)(a)(3) of the Securities Act, the Participant will, upon the exercise of the Option (i) represent and warrant in writing to the Corporate Secretary of the Company that the Option Shares then being purchased pursuant to the Option are being acquired for the Participant’s own account, for investment only and not with a view to the resale or distribution thereof, (ii) acknowledge and confirm that the Option Shares purchased may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration, and (iii) execute and deliver to the Corporate Secretary an executed Option Exercise Notification and Subscription Agreement, in the form attached hereto.
     6. Changes in Capital Structure. In the event the outstanding Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares subject to this Agreement, so that the proportionate interest of the Participant before and after the occurrence of the event is maintained. The Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any adjustments made by the Board of Directors shall be conclusive.
     7. Effect of Acquisition, Reorganization, or Liquidation.
     (a) Acquisition. In the event that an Acquisition occurs with respect to the Company, the Board shall have the option, but not the obligation, to cancel some or all of the Options outstanding as of the effective date of Acquisition, whether or not such Options relate to Vested or Nonvested Option Shares, in return for payment to the Participant of an amount equal to a reasonable estimate of an amount (hereinafter the

“Spread”) equal to the difference between the net amount per share of Common Stock payable in the Acquisition, or as a result of the Acquisition, less the aggregate exercise price per share of the to be cancelled Option Shares. The Board need not treat Options on Vested and Nonvested Option Shares in the same manner, and need not exercise its cancellation option on all or any Option Shares. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. Regardless of whether an Option is cancelled or terminated pursuant to another provision of this Agreement the Company will in no case be obligated to make any cancellation payment but for its election to do so under this paragraph.
     In cases where the Acquisition consists of the acquisition of all or substantially all of the assets of the Company, the net amount per share of Common Stock shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed. In cases in which the Acquisition consist of share purchases by persons or entities Unaffiliated or Unassociated with the management and shareholders of the Company as constituted on the Grant Date the net amount per share of Common Stock shall equal the per share Common Stock price paid on the purchase which put such person, persons, entity, entities, or group in Control of the Company. Any payments to be made upon cancellation shall not become due until thirty (30) days after the date of such cancellation. If the Company does not exercise its option under this section the remaining provisions of this Section 7 shall apply.
     (b) Merger or Consolidation. Subject to any required action by its shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled in such merger or consolidation.
     (c) Other Transactions. A dissolution or a liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation, unless the surviving corporation in a merger or consolidation will tender to such Participant an Option (the “Substitute Option”) to purchase its shares on terms and conditions both as to number of shares of Common Stock and otherwise, which will substantially preserve to such Participant the rights and benefits of the Options outstanding hereunder granted by the Company. The Board shall have absolute and uncontrolled discretion to determine whether the tendered Substitute Option will substantially preserve the rights and benefits of the Options outstanding hereunder. However, Participants holding vested and exercisable Options may exercise such Options as of the date of the closing of such transaction in accordance with the terms of their respective option agreements, so long as they provide the Company with notice of their intent to do so, specifying the number of shares to be purchased, at least five (5) days prior to the close of the transaction which will effectuate the Acquisition.
     8. Miscellaneous.
     (a) The terms, conditions, and definitions contained in the Plan, as it may be amended from time to time, are incorporated into and made part of this Agreement by reference, as if the same were set forth herein in full, and all provisions of the Option are made subject to any and all terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.
     (b) This grant is not a contract of employment and the terms of the Participant’s employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company or on any Subsidiary corporation thereof to continue the Participant’s employment, and it shall not impose any obligation on the Participant’s part to remain in the employ of the Company or of any Subsidiary thereof.
     (c) The Participant shall have no rights as a shareholder with respect to the shares of Common Stock which may be purchased pursuant to the Option until such shares are issued to the Participant. The issuance of Option Shares shall confer no retroactive right to dividends.
     (d) The Plan has been approved by the Board of Directors of the Company, and was also approved in accordance with its requirements by the shareholders of the Company on or about ______________________, ____.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

RigNet Inc.		PARTICIPANT:

By:

Name:

Title:

Signature of Participant

Name of Participant
Please Print Address for Notice
Purposes:

5745-7/52604

Exhibit C
OPTION EXERCISE NOTIFICATION AND
SUBSCRIPTION AGREEMENT
RigNet Inc.
Gentlemen:
     The undersigned Optionee hereby subscribes for and agrees to purchase ___ shares of Common Stock with $.01 par value (the “Common Stock”) of RigNet Inc. (the “Company”) at the price of $___, per share, ( $___ in total) on the terms and conditions set forth hereinafter and in the Stock Option granted the undersigned Optionee on ______ pursuant to the Company’s 2001 Performance Stock Option Plan (the “Plan”). As used in this Option Exercise Notification and Subscription Agreement (the “Agreement”) the term “Shares” refers to shares of the Company’s Common Stock that are to be or have been issued to the Optionee pursuant to his or her exercise of the related Stock Option.
     The undersigned understands that investment in the Shares involves a high degree of risk and is suitable only for sophisticated investors. The undersigned further understands that the Shares are being offered in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D of the Securities and Exchange Commission thereunder. Accordingly, the undersigned hereby represents as follows:
     1. The undersigned is purchasing the Shares pursuant to the rights granted him under the above-referenced Stock Option for investment, for his own account, not as a fiduciary or for any other person, and not with a view to the distribution or resale thereof. The undersigned is not an “underwriter” of the Shares, as that term is defined in Section 2(11) of the Act, and the undersigned will not take, or cause to be taken, any action that would cause him to be deemed to be an “underwriter” of the Shares.
     2. The undersigned has engaged heretofore in transactions similar to that contemplated herein and has such knowledge and experience in financial and business matters (either directly or together with a purchaser representative retained by him) that the undersigned is capable of evaluating the merits and risks of investment in the Shares.
     3. The undersigned is able to bear the economic risk of investment in the Shares.
     4. The commitment of the undersigned to investments which are not readily marketable or transferable is not disproportionate to his net worth, and his investment in the Shares subscribed to by this Agreement will not cause such commitment to become excessive.
     5. The undersigned has adequate means to provide for his current needs and personal contingencies, has no need for liquidity in his investment in the Shares, and has the ability to bear the economic risk of this investment.

     6. The Company has made available to the undersigned (and his purchaser representative if any) the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Company to obtain any additional information necessary to verify those answers concerning the terms and conditions of the Plan, the Option Agreement and this investment.
     7. The undersigned acknowledges that the transferability of the Shares is severely limited and that the undersigned must continue to bear the economic risk of this investment for an indefinite period as these securities have not been registered under the Securities Act of 1933 or any state securities laws and therefore cannot be offered or sold unless they are subsequently registered under such acts or an exemption from such registration is available.
     8. The Shares purchased by the undersigned will not be sold without registration under the Security Act of 1933 and any applicable state securities law, or an exemption therefrom satisfactory to the Corporation.
     9. The undersigned agrees that certificates for the Shares may contain a legend setting forth that the Shares have not been registered under federal and state securities laws, and setting forth or referring to the restrictions on transfer and sale of the Shares.
     10. The undersigned agrees that the Company shall have and retain a Right of Repurchase, subject to the following terms and conditions:
          a. If the Optionee ceases to be employed by the Company or any subsidiary thereof for any reason (or, if the Optionee is a director or consultant of the Company or any subsidiary thereof and such relationship terminates for any reason), and if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, then the Company shall have the right, but not the obligation, to purchase any or all Shares from the Optionee at a price equal to their Fair Market Value as defined in the Plan, as valued when held by the Optionee, so as to take into account appropriate discounts for illiquidity and minority shareholder status as applicable.
          b. The Company must exercise the foregoing purchase right within sixty (60) days after it first arises. Exercise shall occur when the Company gives written notice of exercise to the Optionee at his/her last known address. The Optionee will immediately transfer and deliver to the Company the number of Shares specified in the notice of exercise, and the Company will pay the purchase price in full within six months after the Shares are so transferred and delivered.
          c. In the event of a dispute regarding Fair Market Value, the Optionee will nonetheless irrevocably transfer the Shares to the Company as set forth above, and the

Company shall timely pay such amount as it believes to be the Fair Market Value, pending final resolution of the dispute.
     11. The undersigned agrees that the Company shall have and retain a Right of First Refusal to repurchase the Shares under the following terms and conditions:
          a. If and when the Optionee or any holder related to the Optionee negotiates for the sale of the Shares and such individual receives a bona fide offer to purchase the Shares from a third party, the individual must first offer in writing said Shares to the Company under the same terms and conditions of such bona fide offer.
          b. The Company shall have thirty (30) days to respond to such written offer.
          c. In the event the Company agrees to repurchase the Shares, the Company shall have fifteen (15) days to conclude such purchase.
          d. The above terms and conditions apply in the event all or a part of the Shares are offered for sale.
          e. This Right of First Refusal shall apply only for so long as the Company remains a private entity, i.e., there is no public market for its Common Stock.
          f. This Right of First Refusal shall be in effect every time the Shares are offered for sale or are to be transferred in any other manner by the holder thereof.
          g. This Right of First Refusal shall be effective upon any involuntary transfer of the Shares, whether due to the bankruptcy or divorce of the Optionee or otherwise. If triggered by such involuntary transfer, the offered price shall be deemed to be the Fair Market Value of the Shares as valued when held by the Optionee, so as to take into account appropriate discounts for illiquidity and minority shareholder status as applicable.
     12. No newspaper, magazine, radio or television advertisement or any other form of general advertising or solicitations was used to solicit this subscription by the undersigned.
     13. No commission or remuneration is being paid or given by the undersigned on account of his subscription or the issuance of Shares hereunder.
     14. This Agreement and the construction, interpretation and enforcement thereof shall be governed by the internal laws of the State of Colorado, without regards to the conflict of law provisions thereof.

     The undersigned agrees to keep all information pertaining to the business and affairs of the Company confidential, including but not limited to contracts, agreements (written or oral), financial statements and projections, business relationships and business information in general; and further agrees not to disclose such information to any person unless such disclosure is approved in advance, in writing, by the Company. The undersigned agrees that disclosure of such information may impair the business prospects of the Company or cause undue difficulties for the Company in the performance of its business.
     The undersigned agrees to hold the Company and its officers, directors, and controlling persons (as defined in the Securities Act of 1933, as amended) harmless from all expenses, liabilities and damages deriving from a disposition of the Shares in a manner in violation of the Securities Act of 1933, as amended, any applicable state securities law, or which may be suffered by any such person by reason of any breach of any of the undersigned’s representations or obligations contained either in this Agreement or in the related Stock Option.
     IN WITNESS WHEREOF, I have executed this Option Exercise Notification and Subscription Agreement as of the ___ day of ______, ______.

(Taxpayer Identification or Social Security Number of subscriber)	(Signature of Optionee)

(Type or print name of subscriber)

(Residence address)	(Mailing address)

ACCEPTED:

Date:	RIGNET INC.

By:

ATTEST:

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